SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 6, 2005

                            EAGLE BULK SHIPPING INC.
          (Exact name of each Registrant as specified in its Charter)

        Marshall Islands                 000-51366               98-0453513

(State or other jurisdiction of  (Commission File Number)       (IRS employer
 incorporation or organization)                              identification no.)

           29 Broadway
       New York, New York                                           10006
                                                                  (Zip Code)
 (Address of principal executive
            offices)

(Registrant's telephone number, including area code): (212) 785-2500

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Eagle Bulk Shipping Inc. (the "Company") (Nasdaq:
EGLE) appointed Douglas P. Haensel to the Company's Board of Directors as a Class III Director on October 6, 2005. Mr. Haensel's appointment fills a vacancy created by the Company's increase in the size of its Board of Directors from five to six members. Mr. Haensel was appointed to the Company's Compensation Committee and Audit Committee on October 6, 2005.


Investor Contact
Alan Ginsberg
Chief Financial Officer
212-785-2500

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 13, 2005

                                       EAGLE BULK SHIPPING INC.


                                       By: /s/ Sophocles N. Zoullas
                                           ------------------------
                                           Sophocles N. Zoullas
                                           Chief Executive Officer and President

25083.0001 #606888